                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): June 15, 1999


                      PROFFITT'S CREDIT CARD MASTER TRUST
                      -----------------------------------
              (Exact Name of Registrant as Specified in Charter)


      Not Applicable              333-28811-01          Not Applicable
      --------------              ------------          --------------
      (State or Other             (Commission           (IRS Employer
       Jurisdiction of             File Number)          Identification No.)
       Incorporation)

                  P.O. Box 20080, Jackson, Mississippi  39289
              ---------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                (601) 968-4400
                 ---------------------------------------------
              (Registrant's Telephone Number, including Area Code)

ITEM 5.    OTHER EVENTS.
------     ------------

     Saks Incorporated, as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of May 1999, to the Series 1997-2 Certificateholders on June 15, 1999.

     Saks Incorporated, as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of May 1999, to the Series 1998-1 Certificateholders on June 15, 1999.

     Saks Incorporated, as Servicer under the Proffitt's Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of May 1999, to the Series 1998-2 Certificateholders on June 15, 1999.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.
------     -------------------------------------------------------------------

     (c)   Exhibits.

           The following exhibits are filed herewith:

     Exhibit No.    Description
     ----------     -----------

     99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of May 1999

     99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of May 1999

     99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of May 1999

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SAKS INCORPORATED, AS SERVICER UNDER THE
                                        PROFFITT'S CREDIT CARD MASTER TRUST
                                        (Registrant)



                                        /s/ Douglas E. Coltharp
                                        --------------------------
                                        Douglas E. Coltharp
                                        Executive Vice President and
                                        Chief Financial Officer



Date:  June 15, 1999

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

99.1    Series 1997-2 Monthly Certificateholders' Statement for the month of
        May 1999

99.2    Series 1998-1 Monthly Certificateholders' Statement for the month of
        May 1999

99.3    Series 1998-2 Monthly Certificateholders' Statement for the month of
        May 1999